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                                                                   Exhibit 23.08



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-4 of our report dated February 18, 1998, relating to the financial statements of Regency Electric Company, Inc. and subsidiaries which appears in such Prospectus.



                                         /s/ Harbeson, Beckerleg & Fletcher
                                         ---------------------------------------
                                             Harbeson, Beckerleg & Fletcher



Harbeson, Beckerleg & Fletcher
Jacksonville, Florida
June 23, 1999